September 2017 | **Tronox Ltd.**

TRONOX

CONFIDENTIAL INFORMATION MEMORANDUM

$2,150,000,000 Term Loan B

Joint Lead Arrangers and Bookrunners

Bank of America Merrill Lynch

citi

Goldman Sachs

WELLS FARGO

CREDIT SUISSE

RBC

BARCLAYS

SPECIAL NOTICE REGARDING PUBLICLY AVAILABLE INFORMATION

THE COMPANY HAS REPRESENTED THAT THE INFORMATION CONTAINED IN THIS CONFIDENTIAL INFORMATION MEMORANDUM IS EITHER PUBLICLY AVAILABLE OR DOES NOT CONSTITUTE MATERIAL NON-PUBLIC INFORMATION WITH RESPECT TO THE COMPANY, ITS AFFILIATES OR ITS OR THEIR SECURITIES. THE RECIPIENT OF THIS CONFIDENTIAL INFORMATION MEMORANDUM HAS STATED THAT IT DOES NOT WISH TO RECEIVE MATERIAL NON-PUBLIC INFORMATION WITH RESPECT TO THE COMPANY, ITS AFFILIATES OR ITS OR THEIR SECURITIES AND ACKNOWLEDGES THAT OTHER LENDERS HAVE RECEIVED A CONFIDENTIAL INFORMATION MEMORANDUM THAT CONTAINS ADDITIONAL INFORMATION WITH RESPECT TO THE COMPANY, ITS AFFILIATES OR ITS OR THEIR SECURITIES THAT MAY BE MATERIAL. NEITHER THE COMPANY NOR THE ARRANGER TAKES ANY RESPONSIBILITY FOR THE RECIPIENT'S DECISION TO LIMIT THE SCOPE OF THE INFORMATION IT HAS OBTAINED IN CONNECTION WITH ITS EVALUATION OF THE COMPANY AND THE FACILITY. NOTWITHSTANDING THE RECIPIENT'S DESIRE TO ABSTAIN FROM RECEIVING MATERIAL NON-PUBLIC INFORMATION WITH RESPECT TO THE COMPANY AND THE ABSENCE OF MATERIAL NON-PUBLIC INFORMATION IN THIS CONFIDENTIAL INFORMATION MEMORANDUM, THE RECIPIENT ACKNOWLEDGES THAT (1) ALL INDIVIDUALS LISTED AS CONTACTS IN THIS CONFIDENTIAL INFORMATION MEMORANDUM ARE ON THE PRIVATE SIDE OF THE INFORMATION WALL AND THAT IF THE RECIPIENT CHOOSES TO COMMUNICATE WITH ANY SUCH INDIVIDUAL THE RECIPIENT ASSUMES THE RISK OF RECEIVING MATERIAL NON-PUBLIC INFORMATION CONCERNING THE COMPANY AND ITS RELATED PARTIES, OR THE SECURITIES THEREOF, (2) INFORMATION OBTAINED AS A RESULT OF BECOMING A LENDER MAY INCLUDE SUCH MATERIAL NON-PUBLIC INFORMATION, AND (3) THAT IT HAS DEVELOPED COMPLIANCE PROCEDURES REGARDING THE USE OF MATERIAL NON-PUBLIC INFORMATION AND THAT IT WILL HANDLE SUCH MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS.

Disclaimer

Additional Information and Where to Find It

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval. In connection with the Transaction Agreement (the "Cristal Transaction Agreement"), by and between Tronox, The National Titanium Dioxide Company ("Cristal") and Cristal Inorganic Chemicals Netherlands Coöperatief W.A. (the "Cristal Transaction"), the Company has filed, and intends to file, relevant materials with the U.S. Securities and Exchange Commission ("SEC"). The Company filed a definitive proxy statement regarding the Cristal Transaction with the SEC on August 31, 2017. Investors and Security holders are urged to read the proxy statement (including all amendments and supplements thereto) and all other relevant documents regarding the proposed Cristal Transaction filed with the SEC or sent to shareholders as they become available as they will contain important information about the Cristal Transaction. You may obtain a free copy of the proxy statement and other relevant documents filed by the Company with the SEC at the SEC's website at www.sec.gov. Copies of documents filed by the Company with the SEC will be available free of charge on the Company's website at www.tronox.com or by contacting the Company's Investor Relations at +1.203.705.3722.

Certain Information Regarding Participants

The Company, Cristal and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the Cristal Transaction. You can find information about the Company's directors and executive officers in the Company's definitive annual proxy statement filed with the SEC on March 16, 2017. Additional information regarding the interests of such potential participants is included in the definitive proxy statement regarding the Cristal Transaction filed with the SEC on August 31, 2017, and will be included in other relevant documents filed with the SEC.

Forward Looking Statements

Statements in this release that are not historical are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are subject to known and unknown risks, uncertainties and assumptions about us, may include projections of our future financial performance based on our growth strategies and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements. These and other risk factors are discussed in the company's filings with the SEC, including those under the heading entitled "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2016 and our Quarterly Report on Form 10-Q for the period ended June 30, 2017.

Significant risks and uncertainties may relate to, but are not limited to, the risk that the Transaction does not close due to failure of a closing condition or termination of the Purchase Agreement in accordance with its terms, causing the Company to seek alternative financing for the Cristal Transaction; the risk that the Cristal Transaction will not close, including by failure to obtain shareholder approval, failure to obtain any necessary financing or the failure to satisfy other closing conditions under the Cristal Transaction Agreement or by the termination of the Cristal Transaction Agreement; failure to plan and manage the Cristal Transaction effectively and efficiently; the risk that a regulatory approval that may be required for the Cristal Transaction is delayed, is not obtained or is obtained subject to conditions that are not anticipated; the risk that expected synergies will not be realized or will not be realized within the expected time period; unanticipated increases in financing and other costs, including a rise in interest rates; reduced access to unrestricted cash; compliance with our bank facility covenants; the price of our shares; general market conditions; our customers potentially reducing their demand for our products; more competitive pricing from our competitors or increased supply from our competitors; operating efficiencies and other benefits expected from the Cristal Transaction.

E. Historical Financials of Cristal

($ in millions)	LTM 6/30/2017	Twelve Months Ended December 31, 2016	2015	2014
Revenue	$1,888	$1,737	$1,701	$2,059
% Growth	-	*2.1%*	*(17.4%)*	*N/A*
Gross Profit	288	151	(3)	376
% of Revenues	*15.3%*	*8.7%*	*(0.2%)*	*18.3%*
Operating Expenses	255	260	354	293
% of Revenues	*13.5%*	*15.0%*	*20.8%*	*14.2%*
Operating Income	33	(109)	(357)	83
% of Revenues	*1.7%*	*(6.3%)*	*(21.0%)*	*4.0%*
Adjusted EBITDA	**$196**	**$55**	**($66)**	**$263**
% of Revenues	*10.4%*	*3.2%*	*(3.9%)*	*12.8%*
Capital Expenditures	-	107	414	445
Depreciation and Amortization	174	174	151	179

I. Reconciliation of Cristal Adjusted EBITDA

	LTM	6 Months Ending		3 Months Ending		12 months ending December 31,		
	6/30/2017	6/30/2017	6/30/2016	6/30/2017	6/30/2016	2016	2015	2014
Net income	**($83)**	**($5)**	**($108)**	**$4**	**($33)**	**($186)**	**($456)**	**$4**
Interest and debt expense, net	79	48	37	23	20	68	44	65
Income tax provision	5	(3)	(5)	(2)	(5)	3	26	(8)
Depreciation, depletion and amortization expense	174	85	85	41	43	174	151	179
US GAAP Adjustments (1)	1	(0)	(2)	(0)	(1)	(1)	(5)	--
EBITDA	**$176**	**$125**	**$7**	**$66**	**$24**	**$58**	**($240)**	**$240**
Restructuring expense (2)	2	2	1	--	0	1	32	--
Asset Impairment (3)	7	4	(1)	4	0	3	75	(10)
Transaction costs (4)	10	10	--	5	--	--	--	--
Foreign currency remeasurement (5)	1	(1)	(1)	(2)	(2)	(0)	(6)	4
Loss on derivative instruments (6)	5	4	1	4	(3)	2	97	32
Other items (7)	(5)	2	(3)	2	(3)	(9)	40	(3)
US GAAP Adjustments (8)	--	--	--	--	--	--	(64)	--
Adjusted EBITDA	**$196**	**$146**	**$4**	**$79**	**$16**	**$55**	**($66)**	**$263**

Note: 2014 metrics under KSA GAAP

(1) Represents adjustments to depreciation, depletion and amortization expense, income tax provision, and interest and debt expense necessary to convert the company's financial statements from Saudi GAAP and IFRS to US GAAP

(2) Represents employee terminations and other costs incurred to reorganized Cristal's operations and established a shared services organization for TASNEE and its subsidiaries, including Cristal

(3) Represents the write-down of assets at Cristal's metal powders business due to a change in the manufacturing process from a continuous operation to a batch process. In addition, the revised business plan's cash flows required a further impairment of intangible assets and goodwill. In 2014 there was impairment reversal related to long-lived asset held as permitted under Saudi GAAP

(4) Represents transaction costs associated with the proposed acquisition of Cristal by Tronox, which were recorded in selling, general and administrative expenses

(5) Represents foreign currency remeasurement which is included in "Other income (expense), net" in Cristal's audited Consolidated statement of income

(6) Represents losses realized on derivative financial instruments

(7) Includes unusual and non-recurring litigation settlements, non-cash pension costs and other non-cash items in the audited Consolidated Statements of income included in this offering memorandum. 2015 includes a $35 million non-cash addback of additional depreciation/amortization expense, for which further explanation is pending

(8) Represents adjustments to impairments, pensions and other non-cash items necessary to convert the company's financial statements from Saudi GAAP and IFRS to US GAAP